UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2024

CEPTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 West Trimble Road

San Jose, CA 95131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 408-459-7579

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $115.00 per share, subject to adjustment	CPTNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2024, Hull Xu tendered his resignation, resigning from his position as Chief Financial Officer, including as principal financial officer and principal accounting officer, of Cepton, Inc. (the “Company”) to pursue other opportunities. The Company accepted Mr. Xu’s resignation, effective as of January 5, 2024.

In connection with Mr. Xu’s resignation, the board of directors of the Company (the “Board”) appointed Dong (Dennis) Chang, the Company’s current Sr. Vice President of Manufacturing, as Interim Chief Financial Officer, including as principal financial officer and principal accounting officer, effective as of January 5, 2024. Mr. Chang has served as the Company’s Sr. Vice President of Manufacturing since December 2023, and previously served as Vice President of Manufacturing for the Company since February 2022. Prior to that, he served as Vice President of Manufacturing for Cepton Technologies, Inc. since May 2019. Prior to joining Cepton Technologies, Inc., Mr. Chang served as an Engineering Manager at Bromic Group Pty Ltd from October 2017 to April 2019. Mr. Chang has an M.B.A. from Macquarie University and a B.Eng. in Automobile Engineering from Tsinghua University.

There are no arrangements or understandings between Mr. Chang and any other person pursuant to which Mr. Chang was appointed as Interim Chief Financial Officer and there are no family relationships between Mr. Chang and any director or other executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Date: January 5, 2024	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer

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